UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2016

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 18, 2016, United Fire Group, Inc. (the "Company" or "UFG") held its 2016 Annual Meeting of Shareholders in Cedar Rapids, Iowa.
All of the director nominees were elected and all of the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the meeting.
Proposal 1: Election of one Class C Director to serve the remainder of an unexpired term expiring in 2018, and four Class B Directors to three-year terms expiring in 2019.

Director Nominee		Number of Shares
Name	Class	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Sarah Fisher Gardial	C	21,774,642	194,599	36,717	1,781,133
John-Paul E. Besong	B	21,855,190	79,122	71,645	1,781,133
James W. Noyce	B	21,916,037	51,654	38,267	1,781,133
Mary K. Quass	B	21,277,791	57,609	670,557	1,781,133
Kyle D. Skogman	B	21,264,559	69,995	671,403	1,781,133
Proposal 2: Ratification of the audit committee's appointment of the Company's independent registered public accounting firm, Ernst & Young LLP, for 2016.

	Number of Shares
	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Ratification of Appointment of Ernst & Young LLP	22,762,680	1,019,653	4,758	—
Proposal 3: Shareholder advisory vote to approve the compensation of the Company’s named executive officers.

	Number of Shares
	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Shareholder Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	21,464,488	488,524	52,946	1,781,133
Item 7.01. Regulation FD Disclosure.
The shareholder presentation attached as Exhibit 99.1 to this Current Report on Form 8-K was used at the 2016 Annual Meeting of Shareholders. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Effective May 18, 2016, the Company announced promotions and new officer appointments for its subsidiaries, United Fire & Casualty Company and United Life Insurance Company. A copy of the Company’s press release announcing the promotions and appointments is attached as Exhibit 99.2 to this Current Report on Form 8-K. The information in this Item 8.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Shareholder Presentation from the Annual Meeting of Shareholders on May 18, 2016
Exhibit 99.2	Press Release of United Fire Group, Inc. dated May 20, 2016
SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 20, 2016	/s/ Randy A. Ramlo
Randy A. Ramlo, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Shareholder Presentation from the Annual Meeting of Shareholders on May 18, 2016
99.2	Press Release of United Fire Group, Inc. dated May 20, 2016

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